EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of TIA IV, Inc.. (the "Company") on Form 10-Q for the nine months ended September 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ralph Porretti, Chief Executive Officer and Director of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)           The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: October 12, 2009

/s/ Ralph Porretti
Name: Ralph Porretti
Title: Chief Executive Officer and Director

EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of TIA IV, Inc. (the "Company") on Form 10-Q for the nine months ended September 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jim McAlinden, President, Chief Financial Officer and Director of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)           The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: October 12, 2009

/s/ Jim McAlinden
Name: Jim McAlinden
Title: President, Chief Financial Officer and Director